[logo] MFS(R)
INVESTMENT MANAGEMENT

[graphic omitted]

               MFS(R) INTERNATIONAL
               INVESTORS TRUST
               (FORMERLY KNOWN AS MFS(R) INTERNATIONAL
               GROWTH AND INCOME FUND)

               ANNUAL REPORT o MAY 31, 2001

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TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  5
Performance Summary .......................................................  9
Portfolio of Investments .................................................. 13
Financial Statements ...................................................... 17
Notes to Financial Statements ............................................. 24
Independent Auditors' Report .............................................. 31
Trustees and Officers ..................................................... 33
28MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC, MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.

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NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
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
LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
    Jeffrey L. Shames

Dear Shareholders,
Over the past five years, it seems we've experienced nothing but market extremes. From 1996 to 1999, investors enjoyed perhaps the best bull market in U.S. history. Amid the excitement, concern about risk sometimes appeared to take a back seat to concern about returns.

Since the spring of last year, we've witnessed another extreme. A collapsing market often punished companies indiscriminately, seemingly unable to distinguish firms with strong long-term prospects from those that were genuinely in trouble. The market rudely reminded us that investing is still about balancing risk against potential reward.

In our view, we seem to be entering a period in which stock and bond performance may be closer to historical norms. While some may find that disappointing in comparison to the late 1990s, we think a "normal" market may be a lot easier on investors' emotions. And, boring as it may sound, we think that recent events have shown that our fundamental beliefs about investing -- the guidelines for balancing risk and reward that we and many other investment companies have been repeating for years -- are still relevant. Let's look at how some of those guidelines applied to recent events.

DIVERSIFY
The theory behind diversification is that various asset classes -- growth stocks, value stocks, international stocks, and bonds, for example -- may not move in unison. One asset class may be outperforming while another may be in a slump. Because it's impossible to predict when individual asset classes will move in and out of favor, it's a good idea to spread your investments across several asset classes -- so the theory goes. And if you look at the market over the past several years, we think events have borne out the theory and rewarded many investors who heeded the call to diversify.

In the late 1990s, at the height of the growth stock boom, investors who diversified into value stocks and bonds may have felt left out of the party. Some market commentators proclaimed that diversification as an investment strategy was dead. But as many growth stocks began to collapse in early 2000, bonds and value stocks entered some of their best times in recent memory. Consider this: the 12-month period ended May 31, 2001, was a period widely reported in the media as a miserable one for stocks. The NASDAQ Composite Index -- a market index heavily laden with stocks of the technology, telecommunications, and Internet companies often referred to as the "new economy" -- returned -37.94% for the period. Even the Standard & Poor's 500 Composite Index (the S&P 500), a broader market index, was down 10.55%.(1)

But the value stocks in the S&P 500, as measured by the Standard & Poor's 500/ BARRA Value Index, were up 7.13% over the same period. And the bond market, as measured by the Lehman Brothers Aggregate Bond Index (the Lehman Index), was up 13.12% for the period.(2) So while investors who concentrated only on growth stocks may have recently experienced negative returns across their portfolios, investors who diversified may have enjoyed strong performance in some of their holdings.

EXPECT REASONABLE RETURNS
It may be clear today that the late 1990s were abnormally good times for equity investors. But at the time it seemed to many that long-term annual returns of 20% or more were becoming the norm. For a brief period, our financial goals seemed much more reachable. For many investors, the hardest aspect of the recent downturn may not have been their short-term losses, but the need to bring their long-term expectations back to reasonable levels.

What's reasonable? That depends on an investor's financial situation, investment goals, and tolerance for risk. The historical returns of the S&P 500, often used as a measure of the overall equity market, are in the 14% - 15% range for the 5-, 10-, 20-, and 25-year periods ended May 31, 2001. For the 30-year period ended on the same date, which includes the extended market downturn of the early 1970s, the average annual return of the S&P 500 drops to 12.72% -- still what we would consider a respectable return on your money.(3) Retirement savings charts and calculators offered by many mutual fund companies have traditionally assumed a more conservative average annual return of 8% - 10% for equity portfolios.

While returning less than stocks for most periods, bonds as a group have tended to be less volatile than equities and still beat inflation. For the 5-, 10-, 20-, and 25-year periods ended May 31, 2001, average annual bond returns as measured by the Lehman Index ranged from about 7% to 11%, while average annual inflation ranged from about 2% to 5% for the same periods.(4)

Of course, past performance is no guarantee of future returns, and each investor's financial situation, goals, and risk tolerance are unique. But we think the historical returns of common market indices can provide a starting point for determining reasonable expectations.

DEVELOP A LONG-TERM FINANCIAL PLAN WITH THE HELP OF AN INVESTMENT PROFESSIONAL Developing a written plan forces you to define your financial goals, figure out a realistic plan for attaining them, and periodically assess how you're doing. Over the past several years, sticking to a diversified plan could have potentially helped an investor endure a wide range of market extremes.

We think there are two basic reasons to hire an investment professional: to help you develop a financial plan and update it as your needs change, and to keep you honest when market extremes tempt you to deviate from your plan. It's certainly possible to develop and stick to a financial plan on your own. But our experience has been that most investors can benefit from the knowledge, perspective, and clarity that an investment professional can bring to the process.

In closing, we would submit that our fundamental beliefs about investing remain valid, even in extreme, perhaps once-in-a-generation, market environments such as we've just experienced. Although it seemed for a while that risk had become an irrelevant concept, we would suggest that balancing risk and potential reward will always be a key to developing a realistic financial plan. As we head into what we believe may be calmer and more "normal" times, we would suggest that you discuss these ideas with your investment professional and incorporate them into your financial plan, if you haven't already done so. As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

     Respectfully,

 /s/ Jeffrey L. Shames

     Jeffrey L. Shames
     Chairman and Chief Executive Officer
     MFS Investment Management(R)

     June 15, 2001

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RETURNS. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

------------
(1) Source: Lipper Inc. The NASDAQ Composite Index is an unmanaged, market-weighted index of all over-the-counter common stocks traded on the National Association of Securities Dealers Automated Quotation system. The Standard & Poor's 500 Composite Index is an unmanaged but commonly used measure of common stock total return performance.
(2) Source: Lipper Inc. The Standard & Poor's 500/ BARRA Value Index is a market-capitalization- weighted index of the stocks in the S&P 500 having the highest book-to-price ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis. The Lehman Brothers Aggregate Bond Index is unmanaged and is composed of all publicly issued obligations of the U.S. Treasury and government agencies, all corporate debt guaranteed by the U.S. government, all fixed- rate nonconvertible investment-grade domestic corporate debt, and all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association
    (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC), and the Federal National Mortgage Association (FNMA).
(3) Source: Lipper Inc. The average annual returns for the Standard & Poor's 500 Composite Index were 15.13%, 14.84%, 15.44%, 14.59%, and 12.72%, respectively, for the 5-, 10-, 20-, 25-, and 30-year periods ended May 31, 2001.
(4) Source: Lipper Inc. The average annual returns for the Lehman Brothers Aggregate Bond Index were 7.68%, 7.82%, 10.65%, and 9.32%, respectively, for the 5-, 10-, 20-, and 25-year periods ended May 31, 2001.The cost of living (inflation) is measured by the Consumer Price Index (CPI) published by the U.S. Bureau of Labor Statistics. The average annual increase in the CPI was 2.57%, 2.74%, 3.47%, and 4.69%, respectively, for the 5-, 10-, 20-, and
    25-year periods ended May 31, 2001.

MANAGEMENT REVIEW AND OUTLOOK

For the 12 months ended May 31, 2001, Class A shares of the fund provided a total return of -9.41%, Class B shares -9.92%, Class C shares -9.94%, and Class I shares -9.04%. These returns, which include the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges, compare to returns of -16.94% and -16.25%, respectively for the fund's benchmarks, the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index and the Lipper International Funds Index (the Lipper Index). The MSCI EAFE Index is an unmanaged, market- capitalization-weighted total return index that is an aggregate of 21 individual country indices that collectively represent many of the major markets of the world. The Lipper mutual fund indices are unmanaged, net-asset- value-weighted indices of the largest qualifying mutual funds within their respective fund classification, adjusted for the reinvestment of capital gain distributions and income dividends. During the same period, the average international fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned -17.92%.

Q. THE FUND RECENTLY CHANGED ITS NAME FROM THE MFS INTERNATIONAL GROWTH AND INCOME FUND TO MFS INTERNATIONAL INVESTORS TRUST. WHAT WAS THE REASON FOR THE CHANGE?

A. We believe the name and objective changes will more closely reflect the existing management style of the fund. The management of the fund has a similar investment philosophy to that of Massachusetts Investors Trust (MIT) but with an international focus. Since several of our domestic funds have international counterparts with similar names, we felt it was appropriate for the fund's name to be changed to reflect its similarity to MIT. However, even though the investment philosophy of the funds is similar, we should not expect the results to be the same due to the fact that International Investors Trust has an international focus.

Q. HOW DID THE INVESTMENT OBJECTIVE CHANGE?

A. It changed from seeking both capital appreciation and current income to seeking long-term growth of capital with a secondary objective of reasonable current income. We believe it's important to emphasize that this isn't a change in management style but rather a reflection of the changing dynamics of the market and the declining role of dividends.

Q. THE FUND'S PERFORMANCE ILLUSTRATES THE DIFFICULT INVESTMENT ENVIRONMENT IT OPERATED UNDER, BUT WHAT FACTORS HELPED THE FUND OUTPACE ITS BENCHMARKS AND LIPPER CATEGORY AVERAGE BY SUCH WIDE MARGINS DURING THE PERIOD?

A. Our emphasis on high-quality companies and our conservative approach to stockpicking were two major factors that contributed to the fund's favorable performance. More specifically, as overseas economies slowed and corporate profitability waned last year, we took great care to focus on stocks of companies that we believed possessed good investment characteristics, including attractive valuations, healthy business fundamentals, effective managements, strong market positions, and improving growth prospects.

Q. WERE THERE ANY OTHER STRATEGIES THAT CONTRIBUTED TO THE FUND'S PERFORMANCE?

A. Our focus on high-quality companies was well illustrated by our investment decisions within the technology sector. We remained significantly underweighted in the sector versus the MSCI EAFE Index, which proved to be very beneficial as the tech sector suffered significant losses during the period. In addition, our underweighting in telecommunications stocks generally aided performance. Nevertheless, our well-chosen position in NTT DoCoMo produced strong results, as the company remained the dominant player in the Asian wireless and data transmission industries. Emphasis on consumer staple companies such as Diageo, transportation stocks such as Canadian National Railway, and energy companies such as Total Fina and Royal Dutch also aided our performance.

Q. WHICH HOLDINGS TURNED OUT TO BE DISAPPOINTMENTS?

A. The leisure and media industries hurt performance during the period. More specifically, our holdings in TV and radio operators such as Societe TV Francais detracted from performance, as earnings in this industry were hurt by declining advertising revenues. As we noted earlier, the fund was significantly underweighted in the technology and telecommunications sectors, but unfortunately, some of the holdings we maintained detracted from total return. Despite what we believed were high-quality companies within these groups, holdings such as STMicroelectronics and Vodafone hurt performance.

Q. WHAT'S YOUR OUTLOOK?

A. In our opinion, it is likely that economic news and earnings reports will continue to be negative for the next couple of quarters. That said, it is important to remember that capital markets have tended to exhibit positive change several months before leading economic indicators register improvements. While our outlook remains cautious in the near term, we believe the Federal Reserve Board may initiate further interest rate cuts to spur economic growth, which could also bode well for overseas markets. Additionally, our research suggests that many international equity markets are beginning to look undervalued, and we have found what we think are many attractive buying opportunities. European and Japanese equities, in particular, are looking increasingly attractive to us on the basis of valuations and business fundamentals.

   /s/ Steven R. Gorham                 /s/ Frederick J. Simmons

       Steven R. Gorham                     Frederick J. Simmons
       Portfolio Manager                    Portfolio Manager

Notes to shareholders: Effective July 1, 2000, Steven R. Gorham became a manager of the fund.

Prior to January 1, 2001, MFS(R) International Investors Trust Fund was known as MFS(R) International Growth and Income Fund. Effective January 1, 2001, the fund's primary investment objective was changed to one seeking long-term growth of capital with a secondary objective to seek reasonable current income. See the prospectus for details.

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change based on market and other conditions, and no forecasts can be guaranteed.

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS' PROFILES
--------------------------------------------------------------------------------

STEVEN R. GORHAM, CFA, IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)) AND A PORTFOLIO MANAGER OF THE GLOBAL BALANCED AND INTERNATIONAL GROWTH AND INCOME PORTFOLIOS OF OUR MUTUAL FUNDS AND VARIABLE ANNUITIES. STEVE JOINED MFS IN 1989 AS A TELESERVICES REPRESENTATIVE. HE JOINED THE FINANCIAL ADVISOR DIVISION SALES DESK IN 1991. IN 1992 HE JOINED THE EQUITY RESEARCH DEPARTMENT, AND HE BECAME A RESEARCH ANALYST IN 1993 AND AN INVESTMENT OFFICER IN 1996. HE WAS NAMED VICE PRESIDENT IN 1998, A PORTFOLIO MANAGER IN 2000, AND SENIOR VICE PRESIDENT IN 2001. HE IS A GRADUATE OF THE UNIVERSITY OF NEW HAMPSHIRE AND HAS AN M.B.A. FROM BOSTON COLLEGE. HE IS A MEMBER OF THE BOSTON SECURITY ANALYSTS SOCIETY, INC., AND HOLDS THE CHARTERED FINANCIAL ANALYST (CFA) DESIGNATION.

FREDERICK J. SIMMONS IS A SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) AND PORTFOLIO MANAGER OF MFS(R) MERIDIAN(SM) GLOBAL BALANCED FUND. MR. SIMMONS JOINED MFS IN 1971 AS AN INVESTMENT OFFICER IN THE RESEARCH DEPARTMENT AND WAS NAMED ASSISTANT VICE PRESIDENT -- INVESTMENTS IN 1974, VICE PRESIDENT -- INVESTMENTS IN 1975, AND SENIOR VICE PRESIDENT IN 1983. HE WAS NAMED PORTFOLIO MANAGER OF MFS(R) WORLD TOTAL RETURN FUND IN 1991. MR. SIMMONS GRADUATED WITH HONORS FROM THE AMOS TUCK SCHOOL OF BUSINESS ADMINISTRATION OF DARTMOUTH COLLEGE.

ALL EQUITY PORTFOLIO MANAGERS BEGAN THEIR CAREERS AT MFS AS RESEARCH ANALYSTS. OUR PORTFOLIO MANAGERS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL,
COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

--------------------------------------------------------------------------------

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

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FUND FACTS
--------------------------------------------------------------------------------

OBJECTIVE:               THE FUND SEEKS LONG-TERM GROWTH OF CAPITAL WITH A
                         SECONDARY OBJECTIVE OF REASONABLE CURRENT INCOME.

COMMENCEMENT OF
INVESTMENT OPERATIONS:   OCTOBER 24, 1995

CLASS INCEPTION:         CLASS A  OCTOBER 24, 1995
                         CLASS B  OCTOBER 24, 1995
                         CLASS C  JULY 1, 1996
                         CLASS I  JANUARY 2, 1997

SIZE:                    $71.0 MILLION NET ASSETS AS OF MAY 31, 2001

PERFORMANCE SUMMARY

The following information illustrates the historical performance of the fund's original share class in comparison to various market indicators. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the period from the commencement of the fund's investment operations, October 24, 1995, through May 31, 2001. Index information is from November 1, 1995.)

                      MFS                  Lipper
                 International          International            MSCI
                 Investors Trust           Funds                 EAFE
                   -- Class A              Index                 Index
--------------------------------------------------------------------------------
10/95               $ 9,525               $10,000               $10,000
 5/97                10,457                12,936                12,006
 5/98                12,733                14,908                13,376
 5/99                12,293                14,672                13,999
 5/00                14,699                18,159                16,439
 5/01                13,315                15,208                13,654


TOTAL RATES OF RETURN THROUGH MAY 31, 2001

CLASS A
                                                     1 Year        3 Years        5 Years         Life*
-------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge      - 9.41%         +4.58%        +31.01%       +39.79%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge  - 9.41%         +1.50%        + 5.55%       + 6.16%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge  -13.71%         -0.13%        + 4.53%       + 5.24%
-------------------------------------------------------------------------------------------------------

CLASS B
                                                     1 Year        3 Years        5 Years         Life*
-------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge      - 9.92%         +3.00%        +27.81%       +35.95%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge  - 9.92%         +0.99%        + 5.03%       + 5.63%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge  -13.34%         +0.08%        + 4.70%       + 5.50%
-------------------------------------------------------------------------------------------------------

CLASS C
                                                     1 Year        3 Years        5 Years         Life*
-------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge      - 9.94%         +2.95%        +27.97%       +36.13%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge  - 9.94%         +0.97%        + 5.06%       + 5.66%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge  -10.79%         +0.97%        + 5.06%       + 5.66%
-------------------------------------------------------------------------------------------------------

CLASS I
                                                     1 Year        3 Years        5 Years         Life*
-------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge      - 9.04%         +6.17%        +33.35%        +42.29%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge  - 9.04%         +2.02%        + 5.92%        + 6.50%
-------------------------------------------------------------------------------------------------------

COMPARATIVE INDICES++
                                                    1 Year        3 Years        5 Years          Life*
-------------------------------------------------------------------------------------------------------
Average internationalfund+                         -17.92%        + 0.56%         +5.09%         +6.41%
-------------------------------------------------------------------------------------------------------
Lipper International Funds Index+                  -16.25%        + 0.67%         +6.32%         +7.80%
-------------------------------------------------------------------------------------------------------
MSCI EAFE Index#                                   -16.94%        + 0.69%         +4.17%         +5.74%
-------------------------------------------------------------------------------------------------------
 * For the period from the commencement of the fund's investment operations, October 24, 1995, through
   May 31, 2001. Index information is from November 1, 1995.
++ Average annual rates of return.
 + Source: Lipper Inc.
 # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY
Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors.

Class C share performance includes the performance of the fund's Class B shares for periods prior to their inception (blended performance). Class C blended performance has been adjusted to take into account the lower CDSC applicable to Class C shares. This blended performance has not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B and C shares are approximately the same, the blended Class C performance is approximately the same as it would have been had Class C shares been offered for the entire period. Class I share performance includes the performance of the fund's Class A shares for periods prior to its inception (blended performance). Class I share blended performance has been adjusted to account for the fact that Class I shares have no sales charge. This blended performance has not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class I shares are lower than those of Class A, the blended Class I share performance is lower than it would have been had Class I shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in foreign securities may be unfavorably affected by interest-rate and currency-exchange-rate changes as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

Because the portfolio may invest a substantial amount of its assets in issuers located in a single country or in a limited number of countries, it may be more volatile than a portfolio that is more geographically diversified.

These risks may increase share price volatility. Please see the prospectus for details.

PORTFOLIO CONCENTRATION AS OF MAY 31, 2001
FIVE LARGEST STOCK SECTORS

              FINANCIAL SERVICES                           15.4%
              CONSUMER STAPLES                             14.3%
              HEALTH CARE                                  11.1%
              UTILITIES & COMMUNICATIONS                   11.1%
              INDUSTRIAL GOODS & SERVICES                   8.0%

TOP 10 STOCK HOLDINGS

AKZO NOBEL N.V.  3.7%                   NOVARTIS AG  2.8%
Diversified Dutch chemical company      Pharmaceutical, health care,
                                        and agricultural products company
CANON, INC.  3.6%
Japanese office equipment and           ROYAL DUTCH PETROLEUM CO.  2.7%
imaging company                         Oil exploration and production
                                        company
DIAGEO PLC  3.3%
Worldwide consumer goods company        TOTAL FINA S.A.  2.7%
                                        Oil exploration and production
ING GROEP N.V.  3.1%                    company
Dutch financial services company
                                        NESTLE S.A.  2.6%
CANADIAN NATIONAL RAILWAY CO.  3.1%     International food company
Railroad operator
                                        VODAFONE AIRTOUCH PLC  2.6%
                                        British global industrial and
                                        telecommunications company

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS -- May 31, 2001
Stocks - 94.2%
------------------------------------------------------------------------------
ISSUER                                                   SHARES          VALUE
------------------------------------------------------------------------------
Foreign Stocks - 87.8%
  Australia - 2.0%
    Australia & New Zealand Banking Group Ltd.
      (Banks & Credit Cos.)*                            108,532    $   839,746
    QBE Insurance Group Ltd. (Insurance)*               101,972        552,344
                                                                   -----------
                                                                   $ 1,392,090
------------------------------------------------------------------------------
  Brazil - 1.9%
    Companhia de Bebidas das Americas, ADR (Beverages)   14,100    $   316,404
    Embraer Aircraft Corp., ADR (Aerospace & Defense)    25,110      1,039,554
                                                                   -----------
                                                                   $ 1,355,958
------------------------------------------------------------------------------
  Canada - 6.9%
    Alcan Aluminum Ltd. (Metals & Minerals)              23,980    $ 1,068,623
    BCE, Inc. (Telecommunications)                       20,310        515,468
    Canadian National Railway Co. (Railroads)            50,953      2,045,253
    Manitoba Telecom Services (Telecommunications)       34,470        903,583
    Quebecor World Inc. (Printing & Publishing)          14,100        368,699
                                                                   -----------
                                                                   $ 4,901,626
------------------------------------------------------------------------------
  China - 0.9%
    China Mobile (Hong Kong) Ltd.
      (Telecommunications)*                             136,500    $   663,276
------------------------------------------------------------------------------
  Denmark - 1.9%
    Danske Bank (Banks & Credit Cos.)                    53,020    $   836,126
    International Service Systems Co. (Business
      Services)                                           8,340        477,831
                                                                   -----------
                                                                   $ 1,313,957
------------------------------------------------------------------------------
  France - 15.3%
    ALSTOM (Transportation)                              25,680    $   748,122
    Aventis S.A. (Pharmaceuticals)                       16,160      1,196,762
    Carrefour S.A. (Food Retail)                          6,300        343,528
    Castorama Dubois Investissement S.A. (Retail)*        6,024      1,355,674
    Groupe Danone (Food & Beverage Products)*             6,230        811,094
    L' Air Liquide S.A. (Gas)                               940        130,645
    Sanofi-Synthelabo S.A. (Medical & Health Products)   24,288      1,488,648
    Societe Television Francaise 1 (Entertainment)       25,572        832,315
    STMicroelectronics N.V. (Electronics)                19,350        687,056
    Technip S.A. (Construction)                           7,170      1,060,766
    Total Fina S.A., ADR (Oils)                          24,212      1,785,393
    Vivendi Environnement (Utilities)                     9,900        420,984
                                                                   -----------
                                                                   $10,860,987
------------------------------------------------------------------------------
  Germany - 2.9%
    Fresenius AG, Preferred (Medical Supplies)            3,390    $   591,810
    Fresenius Medical Care AG, Preferred (Medical
      Supplies)                                           1,850         88,209
    Henkel KGaA, Preferred (Chemicals)*                   3,740        224,329
    KarstadtQuelle AG (Retail)                           18,700        569,439
    Linde AG (Industrial)                                 9,100        388,504
    SAP AG, Preferred (Computer Software - Systems)         640         90,838
    Software AG (Computer Software - Services)            1,900        120,791
                                                                   -----------
                                                                   $ 2,073,920
------------------------------------------------------------------------------
  Italy - 3.1%
    Assicurazioni Generali S.p.A. (Insurance)            22,150    $   627,308
    Banca Intesa S.p.A. (Financial Services)             62,370        231,474
    Banca Nazionale del Lavoro S.p.A.
      (Banks & Credit Cos.)                              71,580        232,373
    San Paolo - IMI S.p.A. (Banks & Credit Cos.)         80,790      1,092,115
                                                                   -----------
                                                                   $ 2,183,270
------------------------------------------------------------------------------
  Japan - 12.3%
    Canon, Inc. (Special Products & Services)            60,000    $ 2,378,187
    Fast Retailing Co., Ltd. (Retail)                     4,400        856,821
    Fuji Heavy Industries Ltd. (Automotive)              21,000        146,503
    Honda Motor Co., Ltd. (Automotive)                   14,000        589,077
    Mitsubishi Electric Corp. (Electronics)              43,000        241,362
    NTT DoCoMo, Inc. (Telecommunications)                    55      1,055,289
    Secom Co., Ltd. (Consumer Goods & Services)          22,600      1,318,000
    Shionogi & Co., Ltd. (Pharmaceuticals)                9,000        200,328
    Sony Corp. (Electronics)                              1,700        131,187
    Sumitomo Electric Industries, Ltd. (Utilities -
      Electric)                                          20,000        267,273
    Tokyo Broadcasting System, Inc. (Entertainment)      27,000        635,067
    Tokyo Gas Co. Ltd. (Gas)                            262,000        776,100
    Ushio, Inc. (Electronics)                             9,000        143,676
                                                                   -----------
                                                                   $ 8,738,870
------------------------------------------------------------------------------
  Mexico - 0.7%
    Fomento Economico Mexicano S.A. (Food & Beverage
      Products)                                          12,230    $   524,055
------------------------------------------------------------------------------
  Netherlands - 10.4%
    ABN Amro Holdings N.V. (Finance)*                     5,690    $   108,473
    Akzo Nobel N.V. (Chemicals)                          56,914      2,453,870
    ING Groep N.V. (Financial Services)                  31,972      2,081,243
    Koninklijke KPN N.V. (Electronics)                    3,425         93,640
    Libertel N.V. (Cellular Telecommunications)*         19,080        190,337
    Royal Dutch Petroleum Co., ADR (Oils)                30,117      1,836,535
    Unilever N.V. (Food & Beverage Products)              9,300        514,582
    VNU N.V. (Publishing)*                                3,025        118,404
                                                                   -----------
                                                                   $ 7,397,084
------------------------------------------------------------------------------
  Singapore - 0.4%
    Singapore Press Holdings Ltd. (Printing &
      Publishing)                                        27,700    $   298,590
------------------------------------------------------------------------------
  Spain - 3.8%
    Altadis S.A. (Tobacco)                               88,070    $ 1,092,246
    Iberdrola S.A. (Utilities - Electric)                66,970        866,231
    Inditex S.A. (Retail)*                                9,460        146,754
    Repsol S.A. (Oils)                                   32,680        581,839
                                                                   -----------
                                                                   $ 2,687,070
------------------------------------------------------------------------------
  Sweden - 0.8%
    Rottneros AB (Forest & Paper Products)               73,600    $    61,389
    Saab AB, "B" (Aerospace)                             60,296        536,451
                                                                   -----------
                                                                   $   597,840
------------------------------------------------------------------------------
  Switzerland - 7.1%
    Julius Baer Holdings (Banks & Credit Cos.)               31    $   127,844
    Nestle S.A. (Food & Beverage Products)                  856      1,769,359
    Novartis AG (Medical & Health Products)              49,400      1,876,419
    Syngenta AG (Chemicals)*                             19,589        964,841
    Synthes-Stratec, Inc. (Medical & Health Products)*      240        144,257
    Synthes-Stratec, Inc. (Medical & Health Products)*      220        132,220
                                                                   -----------
                                                                   $ 5,014,940
------------------------------------------------------------------------------
  United Kingdom - 17.4%
    AstraZeneca Group PLC (Medical & Health Products)     4,311    $   202,961
    Bank of Scotland (Banks & Credit Cos.)*              30,810        349,435
    Boots Co. PLC (Retail)*                              13,780        116,629
    BP Amoco PLC, ADR (Oils)                             12,332        658,405
    British Telecommunications PLC
      (Telecommunications)*                              24,276        149,710
    Cadbury Schweppes PLC (Food & Beverage Products)*    19,600        126,500
    CGNU PLC (Insurance)*                                95,127      1,246,120
    Chubb Corp. (Special Products)                      229,410        564,282
    Diageo PLC (Food & Beverage Products)*              205,519      2,214,368
    HSBC Holdings PLC (Banks & Credit Cos.)*             18,330        228,161
    Matalan PLC (Retail)                                 55,350        364,099
    NEXT PLC (Retail)                                     4,380         60,729
    Reckitt Benckiser PLC (Consumer Goods & Services)    56,640        749,185
    Reed International PLC (Publishing)                  79,260        686,562
    Reuters Group PLC (Business Services)                25,410        354,834
    Royal Bank of Scotland PLC (Banks & Credit Cos.)*    26,540        609,537
    Scottish Power PLC (Utilities - Electric)            17,500        126,778
    Smith & Nephew PLC (Medical and Health Products)*   185,957        859,438
    Standard Chartered PLC (Banks & Credit Cos.)         52,910        726,852
    Vodafone AirTouch PLC (Telecommunications)*         682,896      1,754,826
    WPP Group PLC (Advertising)                          21,100        229,436
                                                                   -----------
                                                                   $12,378,847
------------------------------------------------------------------------------
Total Foreign Stocks                                               $62,382,380
------------------------------------------------------------------------------
U.S. Stocks - 6.4%
    AFLAC, Inc. (Insurance)                               9,610    $   311,652
    Boeing Co. (Aerospace)                               16,540      1,040,201
    HCA-The Healthcare Co. (Healthcare)                   6,000        242,040
    Minnesota Mining & Manufacturing Co.
      (Manufacturing)                                     4,000        474,320
    Omnicom Group, Inc. (Advertising & Broadcasting)      5,890        548,241
    Pharmacia Corp. (Pharmaceuticals)                     8,669        420,967
    Philip Morris Cos., Inc. (Consumer Goods &
      Services)                                          23,330      1,199,395
    Santa Fe International Corp. (Oils Services)          6,750        248,940
    St. Paul Cos., Inc. (Insurance)                       1,660         83,996
------------------------------------------------------------------------------
Total U.S. Stocks                                                  $ 4,569,752
------------------------------------------------------------------------------
Total Stocks (Identified Cost, $63,794,271)                        $66,952,132
------------------------------------------------------------------------------
Short-Term Obligations - 5.6%
------------------------------------------------------------------------------
                                               PRINCIPAL AMOUNT
                                                  (000 OMITTED)
------------------------------------------------------------------------------
    Citigroup, Inc., due 6/01/01                       $    130    $   130,000
    Dow Chemical Co., due 6/01/01                           818        818,000
    General Electric Capital Corp., due 6/01/01           1,500      1,500,000
    JP Morgan Etd, due 6/01/01                              373        373,000
    New Center Asset Trust, due 6/01/01                   1,152      1,152,000
------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                    $ 3,973,000
------------------------------------------------------------------------------
Repurchase Agreement - 0.8%
------------------------------------------------------------------------------
    Merrill Lynch & Co., Inc. dated 5/31/01, due
      6/01/01, total to be received $549,063
      (secured by various U.S. Treasury and Federal
      Agency obligations in a jointly traded
      account), at Cost                                $    549    $   549,000
------------------------------------------------------------------------------
Total Investments (Identified Cost, $68,316,271)                   $71,474,132
Other Assets, Less Liabilities - (0.6)%                               (479,852)
------------------------------------------------------------------------------
Net Assets - 100.0%                                                $70,994,280
------------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
------------------------------------------------------------------------------
MAY 31, 2001
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $68,316,271)        $ 71,474,132
  Investments of cash collateral for securities loaned,
   at identified cost and value                                  9,085,098
  Foreign currency, at value (identified cost, $59,636)             59,442
  Cash                                                              36,213
  Receivable for fund shares sold                                  314,122
  Receivable for investments sold                                   14,385
  Interest and dividends receivable                                178,988
                                                              ------------
      Total assets                                            $ 81,162,380
                                                              ------------
Liabilities:
  Payable for fund shares reacquired                          $     14,951
  Payable for investments purchased                                998,751
  Collateral for securities loaned, at value                     9,085,098
  Payable to affiliates -
    Management fee                                                   1,891
    Shareholder servicing agent fee                                    194
    Distribution and service fee                                     1,451
    Administrative fee                                                  34
  Accrued expenses and other liabilities                            65,730
                                                              ------------
      Total liabilities                                       $ 10,168,100
                                                              ------------
Net assets                                                    $ 70,994,280
                                                              ============
Net assets consist of:
  Paid-in capital                                             $ 70,278,820
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                 3,154,337
  Accumulated net realized loss on investments and foreign
    currency transactions                                       (2,386,192)
  Accumulated net investment loss                                  (52,685)
                                                              ------------
      Total                                                   $ 70,994,280
                                                              ============
Shares of beneficial interest outstanding                      4,058,508
                                                               =========
Class A shares:
  Net asset value per share
    (net assets of $35,742,067 / 2,026,637 shares of
    beneficial interest outstanding)                             $17.64
                                                                 ======
  Offering price per share (100 / 95.25 of net asset value
    per share)                                                   $18.52
                                                                 ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $28,388,933 / 1,632,374 shares of
    beneficial interest outstanding)                             $17.39
                                                                 ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $6,783,987 / 395,041 shares of
    beneficial interest outstanding)                             $17.17
                                                                 ======
Class I shares:
  Net asset value, offering price, and redemption price
     per share (net assets of $79,293 / 4,456 shares of
     beneficial interest outstanding)                            $17.79
                                                                 ======

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B and Class C shares.

See notes to financial statements.

Statement of Operations
--------------------------------------------------------------------------------
YEAR ENDED MAY 31, 2001
--------------------------------------------------------------------------------
Net investment loss:
  Income -
    Interest                                                      $    317,436
    Dividends                                                        1,136,290
    Foreign taxes withheld                                            (119,783)
                                                                  ------------
      Total investment income                                     $  1,333,943
                                                                  ------------
  Expenses -
    Management fee                                                $    682,709
    Trustees' compensation                                              12,535
    Shareholder servicing agent fee                                     70,022
    Distribution and service fee (Class A)                             177,974
    Distribution and service fee (Class B)                             287,663
    Distribution and service fee (Class C)                              55,608
    Administrative fee                                                  10,404
    Custodian fee                                                      119,383
    Registration fees                                                   77,879
    Printing                                                            45,922
    Postage                                                             17,336
    Auditing fees                                                       34,689
    Legal fees                                                           3,839
    Amortization of organization expenses                                3,013
    Miscellaneous                                                       68,369
                                                                  ------------
      Total expenses                                              $  1,667,345
    Fees paid indirectly                                               (10,679)
    Reduction of expenses by investment adviser                        (36,672)
                                                                  ------------
      Net expenses                                                $  1,619,994
                                                                  ------------
        Net investment loss                                       $   (286,051)
                                                                  ------------
Realized and unrealized loss on investments:
  Realized loss (identified cost basis) -
    Investment transactions                                       $ (1,825,415)
    Foreign currency transactions                                      (46,331)
                                                                  ------------
      Net realized loss on investments and foreign
         currency transactions                                    $ (1,871,746)
                                                                  ------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                   $ (4,967,811)
    Translation of assets and liabilities in foreign
       currencies                                                       (2,189)
                                                                  ------------
      Net unrealized loss on investments and foreign
        currency translation                                      $ (4,970,000)
                                                                  ------------
        Net realized and unrealized loss on investments
           and foreign currency                                   $ (6,841,746)
                                                                  ------------
          Decrease in net assets from operations                  $ (7,127,797)
                                                                  ============

See notes to financial statements.

Statement of Changes in Net Assets
---------------------------------------------------------------------------------------------------
YEAR ENDED MAY 31,                                                     2001                    2000
---------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income (loss)                                  $  (286,051)            $   789,713
  Net realized gain (loss) on investments and
    foreign currency transactions                                (1,871,746)              3,285,059
  Net unrealized gain (loss) on investments and
    foreign currency translation                                 (4,970,000)              6,153,493
                                                                -----------             -----------
      Increase (decrease) in net assets from
        operations                                              $(7,127,797)            $10,228,265
                                                                -----------             -----------
Distributions declared to shareholders -
  From net investment income (Class A)                          $  (264,944)            $ --
  From net investment income (Class B)                             (146,138)              --
  From net investment income (Class C)                              (36,643)              --
  From net investment income (Class I)                                 (903)              --
  From net realized gain on investments and foreign
    currency transactions (Class A)                                (606,160)             (1,328,651)
  From net realized gain on investments and foreign
    currency transactions (Class B)                                (503,755)             (1,172,029)
  From net realized gain on investments and foreign
    currency transactions (Class C)                                 (99,547)               (193,451)
  From net realized gain on investments and foreign
    currency transactions (Class I)                                  (1,587)                 (3,676)
  In excess of net investment income (Class A)                     (217,384)              --
  In excess of net investment income (Class B)                     (119,905)              --
  In excess of net investment income (Class C)                      (30,066)              --
  In excess of net investment income (Class I)                         (741)              --
  In excess of net realized gain on investments and
    foreign currency transactions (Class A)                        (814,424)              --
  In excess of net realized gain on investments and
    foreign currency transactions (Class B)                        (676,836)              --
  In excess of net realized gain on investments and
    foreign currency transactions (Class C)                        (133,749)              --
  In excess of net realized gain on investments and
    foreign currency transactions (Class I)                          (2,132)              --
                                                                -----------             -----------
      Total distributions declared to shareholders              $(3,654,914)            $(2,697,807)
                                                                -----------             -----------
Net increase in net assets from fund share
  transactions                                                  $15,494,982             $10,378,350
                                                                -----------             -----------
        Total increase in net assets                            $ 4,712,271             $17,908,808
Net assets:
  At beginning of year                                           66,282,009              48,373,201
                                                                -----------             -----------
  At end of year (including accumulated net
    investment loss of $52,685 and accumulated
    undistributed net investment income of $734,680,
    respectively)                                               $70,994,280             $66,282,009
                                                                ===========             ===========

See notes to financial statements.


Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED MAY 31,                         2001              2000              1999              1998              1997
-----------------------------------------------------------------------------------------------------------------------------
                                        CLASS A
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each year):
Net asset value - beginning of year      $20.60            $18.03            $19.01            $16.32            $15.98
                                         ------            ------            ------            ------            ------
Income from investment operations# -
  Net investment income (loss)(S)        $(0.03)           $ 0.32            $ --              $(0.05)           $ 0.11
  Net realized and unrealized gain
    (loss) on investments and
    foreign currency                      (1.84)             3.17             (0.64)             3.45              0.35
                                         ------            ------            ------            ------            ------
      Total from investment
        operations                       $(1.87)           $ 3.49            $(0.64)           $ 3.40            $ 0.46
                                         ------            ------            ------            ------            ------
Less distributions declared to shareholders -
  From net investment income             $(0.15)           $ --              $ --              $ --              $(0.08)
  From net realized gain on
    investments and foreign
    currency transactions                 (0.35)            (0.92)            (0.34)            (0.59)            (0.04)
  In excess of net investment
    income                                (0.12)             --                --               (0.12)             --
  In excess of net realized gain
    on investments and foreign
    currency transactions                 (0.47)             --                --                --                --
                                         ------            ------            ------            ------            ------
      Total distributions declared
         to shareholders                 $(1.09)           $(0.92)           $(0.34)           $(0.71)           $(0.12)
                                         ------            ------            ------            ------            ------
Net asset value - end of year            $17.64            $20.60            $18.03            $19.01            $16.32
                                         ======            ======            ======            ======            ======
Total return++                            (9.41)%           19.57%            (3.45)%           21.77%             2.88%

Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                               2.08%             2.04%             2.11%             2.22%             2.39%
  Net investment income (loss)            (0.17)%            1.63%             0.02%            (0.28)%            0.72%
Portfolio turnover                          104%               82%               89%              158%               89%
Net assets at end of year
  (000 Omitted)                         $35,742           $33,767           $22,287           $15,087           $13,425
(S) The investment adviser voluntarily waived a portion of its fee for the years indicated. If this fee had been incurred by the fund, the net investment loss per share and the ratios would have been:
    Net investment loss                 $ (0.04)
    Ratios (to average net assets):
      Expenses##                           2.13%
      Net investment loss                 (0.22)%

 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
++ Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED MAY 31,                         2001              2000              1999              1998              1997
-----------------------------------------------------------------------------------------------------------------------------
                                        CLASS B
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each year):
Net asset value - beginning of year      $20.34            $17.89            $18.96            $16.27            $15.94
                                         ------            ------            ------            ------            ------
Income from investment operations# -
  Net investment income (loss)(S)        $(0.13)           $ 0.20            $(0.10)           $(0.14)           $ 0.03
  Net realized and unrealized gain
    (loss) on investments and
    foreign currency                      (1.82)             3.17             (0.63)             3.47              0.34
                                         ------            ------            ------            ------            ------
      Total from investment
        operations                       $(1.95)           $ 3.37            $(0.73)           $ 3.33            $ 0.37
                                         ------            ------            ------            ------            ------
Less distributions declared to shareholders -
  From net investment income             $(0.10)           $ --              $ --              $ --              $ --
  From net realized gain on
    investments and foreign
    currency transactions                 (0.35)            (0.92)            (0.34)            (0.59)            (0.04)
  In excess of net investment income      (0.08)             --                --               (0.05)             --
  In excess of net realized gain
    on investments and foreign
    currency transactions                 (0.47)             --                --                --                --
                                         ------            ------            ------            ------            ------
      Total distributions declared
         to shareholders                 $(1.00)          $ (0.92)          $ (0.34)          $ (0.64)          $ (0.04)
                                         ------            ------            ------            ------            ------
Net asset value - end of year            $17.39            $20.34            $17.89            $18.96            $16.27
                                         ======            ======            ======            ======            ======
Total return                              (9.92)%           18.97%            (3.89)%           21.26%             2.33%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                               2.58%             2.53%             2.61%             2.72%             2.94%
  Net investment income (loss)            (0.67)%            1.03%            (0.55)%           (0.79)%            0.18%
Portfolio turnover                          104%               82%               89%              158%               89%
Net assets at end of year
  (000 Omitted)                         $28,389           $27,390           $23,482           $18,987           $15,749
(S)The investment adviser voluntarily waived a portion of its fee for the years indicated. If this fee had been incurred by the fund, the net investment loss per share and the ratios would have been:
    Net investment loss                  $(0.14)
    Ratios (to average net assets):
      Expenses##                           2.63%
      Net investment loss                 (0.72)%

 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
-------------------------------------------------------------------------------------------------------------------------------
                                                         YEAR ENDED MAY 31,
                                    -------------------------------------------------------------            PERIOD ENDED
                                          2001             2000             1999             1998           MAY 31, 1997*
-------------------------------------------------------------------------------------------------------------------------------
                                       CLASS C
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each year):
Net asset value - beginning of year     $20.15           $17.74           $18.80           $16.19                  $16.02
                                        ------           ------           ------           ------                  ------
Income from investment operations# -
  Net investment income (loss)(S)       $(0.11)          $ 0.24           $(0.09)          $(0.10)                 $ 0.12
  Net realized and unrealized gain
    (loss) on investments and
    foreign currency                     (1.82)            3.09            (0.63)            3.39                    0.21
                                        ------           ------           ------           ------                  ------
      Total from investment
        operations                      $(1.93)          $ 3.33           $(0.72)          $ 3.29                  $ 0.33
                                        ------           ------           ------           ------                  ------
Less distributions declared to
  shareholders -
  From net investment income            $(0.12)          $ --             $ --             $ --                    $(0.12)
  From net realized gain on
    investments and foreign
    currency transactions                (0.35)           (0.92)           (0.34)           (0.59)                  (0.04)
  In excess of net investment income     (0.11)            --               --              (0.09)                   --
  In excess of net realized gain
    on investments and foreign
    currency transactions                (0.47)            --               --               --                      --
                                        ------           ------           ------           ------                  ------
      Total distributions declared
        to shareholders                 $(1.05)          $(0.92)          $(0.34)          $(0.68)                 $(0.16)
                                        ------           ------           ------           ------                  ------
Net asset value - end of year           $17.17           $20.15           $17.74           $18.80                  $16.19
                                        ======           ======           ======           ======                  ======
Total return                            (9.94)%          18.90%           (3.87)%          21.15%                   2.09%++
Ratios (to average net assets)/ Supplemental data(S):
  Expenses##                             2.60%            2.54%            2.59%            2.71%                   2.64%+
  Net investment income (loss)          (0.60)%           1.24%           (0.49)%          (0.61)%                  0.80%+
Portfolio turnover                         104%              82%              89%             158%                     89%
Net assets at end of period
  (000 Omitted)                         $6,784           $5,035           $2,545             $824                    $235
(S) The investment adviser voluntarily waived a portion of its fee for the years indicated. If this fee had been incurred by the fund, the net investment loss per share and the ratios would have been:
    Net investment loss                 $(0.12)
    Ratios (to average net assets):
      Expenses##                          2.65%
      Net investment loss                (0.65)%
 * For the year from the inception of Class C shares, July 1, 1996, through May 31, 1997.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
-------------------------------------------------------------------------------------------------------------------------------
                                                         YEAR ENDED MAY 31,
                                    -------------------------------------------------------------            PERIOD ENDED
                                          2001             2000             1999             1998           MAY 31, 1997*
-------------------------------------------------------------------------------------------------------------------------------
                                       CLASS I
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each year):
Net asset value - beginning of year     $20.77           $18.08           $18.95           $16.32                  $15.71
                                        ------           ------           ------           ------                  ------
Income from investment operations# -
  Net investment income(S)              $ 0.06           $ 0.44           $ 0.07           $ 0.06                  $ 0.16
  Net realized and unrealized gain
    (loss) on investments and
    foreign currency                     (1.86)            3.17            (0.60)            3.37                    0.45
                                        ------           ------           ------           ------                  ------
      Total from investment
        operations                      $(1.80)          $ 3.61           $(0.53)          $ 3.43                  $ 0.61
                                        ------           ------           ------           ------                  ------
Less distributions declared to
  shareholders -
  From net investment income            $(0.20)          $ --             $ --             $ --                    $ --
  From net realized gain on
    investments and foreign
    currency transactions                (0.35)           (0.92)           (0.34)           (0.59)                   --
  In excess of net investment income     (0.16)            --               --              (0.21)                   --
  In excess of net realized gain
    on investments and foreign
    currency transactions                (0.47)            --               --               --                      --
                                        ------           ------           ------           ------                  ------
      Total distributions declared
        to shareholders                 $(1.18)          $(0.92)          $(0.34)          $(0.80)                 $ --
                                        ------           ------           ------           ------                  ------
Net asset value - end of year           $17.79           $20.77           $18.08           $18.95                  $16.32
                                        ======           ======           ======           ======                  ======
Total return                             (9.04)%          20.19%           (2.88)%          22.08%                   3.88%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                              1.56%            1.54%            1.59%            1.64%                   1.89%+
  Net investment income                   0.30%            2.21%            0.40%            0.33%                   2.33%+
Portfolio turnover                         104%              82%              89%             158%                     89%
Net assets at end of year
  (000 Omitted)                            $79              $89              $59               $6                  $ --
(S) The investment adviser voluntarily waived a portion of its fee for the years indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:
    Net investment income               $ 0.05
    Ratios (to average net assets):
      Expenses##                          1.61%
      Net investment income               0.25%

 * For the period from the inception of Class I shares, January 2, 1997, through May 31, 1997.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS International Investors Trust (the fund) is a diversified series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith by the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At May 31, 2001, the value of securities loaned was $8,690,210. These loans were collateralized by cash of $9,085,098 which was invested in the following short-term obligations:

                                                                      SHARES           VALUE
--------------------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio, at amortized cost    9,085,098      $9,085,098


Forward Foreign Currency Exchange Contracts - The fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The fund may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. Management does not anticipate that the adoption of the guide will have a significant effect on the financial statements.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. During the period, the fund's custodian fees were reduced by $9,429 under this arrangement. The fund has entered into a directed brokerage agreement, under which the broker will credit the fund a portion of the commissions generated, to offset certain expenses of the fund. For the period, the fund's custodian fees were reduced by $1,250 under this agreement. These amounts are shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended May 31, 2001, accumulated net investment loss decreased by $315,410, accumulated net realized loss on investments and foreign currency transactions increased by $759,051, and paid-in capital increased by $443,641 primarily due to differences between book and tax accounting for net investment loss and currency transactions. This change had no effect on the net assets or net asset value per share.

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities.

The management fee is computed daily and paid monthly at the following annual rates:

        First $500 million of average net assets                0.975%
        Average net assets in excess of $500 million            0.925%

The investment adviser has voluntarily agreed to waive a portion of its fee, which is shown as a reduction of total expenses in the Statement of Operations. This voluntary reduction in the management fee effective October 31, 2000, may be rescinded by MFS only with the approval of the fund's Board of Trustees.

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded defined benefit plan for all of its independent Trustees. Included in Trustees' compensation is a net periodic pension expense of $2,131 for the year ended May 31, 2001.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $18,124 for the year ended May 31, 2001, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.50% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $8,283 for the year ended May 31, 2001. Fees incurred under the distribution plan during the year ended May 31, 2001, were 0.50% of average daily net assets attributable to Class A shares on an annualized basis.

The Trustees have adopted a distribution plan relating to Class B and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $4,035 and $549 for Class B and Class C shares, respectively, for the year ended May 31, 2001. Fees incurred under the distribution plan during the year ended May 31, 2001, were 1.00% of average daily net assets attributable to Class B and Class C shares, respectively, on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended May 31, 2001, were $2,230, $43,724, and $1,449 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $80,389,533 and $67,602,527, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                    $69,280,546
                                                                  -----------
Gross unrealized appreciation                                     $ 5,726,614
Gross unrealized depreciation                                      (3,533,028)
                                                                  -----------
    Net unrealized appreciation                                   $ 2,193,586
                                                                  ===========

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                          YEAR ENDED MAY 31, 2001         YEAR ENDED MAY 31, 2000
                                     ----------------------------    ----------------------------
                                           SHARES          AMOUNT          SHARES          AMOUNT
-----------------------------------------------------------------------------
Shares sold                             3,525,272    $ 69,733,360       2,784,100    $ 54,856,662
Shares issued to shareholders
  in reinvestment of distributions         98,783       1,867,498          62,179       1,247,995
Shares  reacquired                     (3,236,215)    (64,318,241)     (2,443,826)    (48,419,948)
                                     ------------    ------------    ------------    ------------
    Net increase                          387,840    $  7,282,617         402,453    $  7,684,709
                                     ============    ============    ============    ============

Class B shares
                                          YEAR ENDED MAY 31, 2001         YEAR ENDED MAY 31, 2000
                                     ----------------------------    ----------------------------
                                           SHARES          AMOUNT          SHARES          AMOUNT
-----------------------------------------------------------------------------
Shares sold                               785,569    $ 15,198,268         465,297    $  9,110,195
Shares issued to shareholders
  in reinvestment of distributions         69,625       1,299,221          53,430       1,060,129
Shares reacquired                        (569,502)    (10,922,293)       (484,295)     (9,419,660)
                                     ------------    ------------    ------------    ------------
    Net increase                          285,692    $  5,575,196          34,432    $    750,664
                                     ============    ============    ============    ============

Class C shares
                                          YEAR ENDED MAY 31, 2001         YEAR ENDED MAY 31, 2000
                                     ----------------------------    ----------------------------
                                           SHARES          AMOUNT          SHARES          AMOUNT
-----------------------------------------------------------------------------
Shares sold                               677,472    $ 13,443,294       1,507,256    $ 29,318,176
Shares issued to shareholders
  in reinvestment of distributions         15,810         291,380           8,492         166,954
Shares reacquired                        (548,151)    (11,103,806)     (1,409,287)    (27,563,835)
                                     ------------    ------------    ------------    ------------
    Net increase                          145,131    $  2,630,868         106,461    $  1,921,295
                                     ============    ============    ============    ============

Class I shares
                                          YEAR ENDED MAY 31, 2001         YEAR ENDED MAY 31, 2000
                                     ----------------------------    ----------------------------
                                           SHARES          AMOUNT          SHARES          AMOUNT
-----------------------------------------------------------------------------
Shares sold                                 2,428    $     47,814           5,588    $    119,192
Shares issued to shareholders
  in reinvestment of distributions            282           5,363             182           3,675
Shares reacquired                          (2,557)        (46,876)         (4,737)       (101,185)
                                     ------------    ------------    ------------    ------------
    Net increase                              153    $      6,301           1,033    $     21,682
                                     ============    ============    ============    ============

(6) Line of Credit
The fund and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the year ended May 31, 2001, was $726. The fund had no borrowings during the year.

(7) Financial Instruments
The fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, swap agreements, and futures contracts. The notional or contractual amounts of these instruments represent the investment the fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Trustees of MFS Series Trust X and Shareholders of
MFS International Investors Trust:

We have audited the accompanying statement of assets and liabilities of MFS International Investors Trust (the Fund), including the schedule of portfolio investments, as of May 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2001 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS International Investors Trust at May 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                               ERNST & YOUNG LLP
Boston, Massachusetts
July 6, 2001

--------------------------------------------------------------------------------
FEDERAL TAX INFORMATION
--------------------------------------------------------------------------------

IN JANUARY 2002, SHAREHOLDERS WILL BE MAILED A FORM 1099-DIV REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 2001.

THE FUND HAS DESIGNATED $2,738,521 AS A CAPITAL GAIN DIVIDEND FOR THE YEAR ENDED MAY 31, 2001.


--------------------------------------------------------------------------------

MFS(R) INTERNATIONAL INVESTORS TRUST

TRUSTEES                                    SECRETARY
J. Atwood Ives+ - Chairman and Chief        Stephen E. Cavan*
Executive Officer, Eastern Enterprises
(diversified services company)              ASSISTANT SECRETARY
                                            James R. Bordewick, Jr.*
Lawrence T. Perera+ - Partner, Hemenway
& Barnes (attorneys)                        CUSTODIAN
                                            State Street Bank and Trust Company
William J. Poorvu+ - Adjunct Professor,
Harvard University Graduate School of       AUDITORS
Business Administration                     Ernst & Young LLP

Charles W. Schmidt+ - Private Investor      INVESTOR INFORMATION
                                            For information on MFS mutual
Arnold D. Scott* - Senior Executive         funds, call your investment
Vice President, Director, and Secretary,    professional or, for an information
MFS Investment Management                   kit, call toll free: 1-800-637-2929
                                            any business day from 9 a.m. to
Jeffrey L. Shames* - Chairman and Chief     5 p.m. Eastern time (or leave a
Executive Officer, MFS Investment           message anytime).
Management
                                            INVESTOR SERVICE
Elaine R. Smith+ - Independent              MFS Service Center, Inc.
Consultant                                  P.O. Box 2281
                                            Boston, MA 02107-9906
David B. Stone+ - Chairman,
North American Management Corp.             For general information, call toll
(investment adviser)                        free: 1-800-225-2606 any business
                                            day from 8 a.m. to 8 p.m. Eastern
INVESTMENT ADVISER                          time.
Massachusetts Financial Services Company
500 Boylston Street                         For service to speech- or
Boston, MA 02116-3741                       hearing-impaired, individuals, call
                                            toll free: 1-800-637-6576 any
DISTRIBUTOR                                 business day from 9 a.m. to 5 p.m.
MFS Fund Distributors, Inc.                 Eastern time. (To use this service,
500 Boylston Street                         your phone must be equipped with a
Boston, MA 02116-3741                       Telecommunications Device for the
                                            Deaf.) For share prices, account
CHAIRMAN AND PRESIDENT                      balances, exchanges, or stock and
Jeffrey L. Shames*                          bond outlooks, call toll free:
                                            1-800-MFS-TALK (1-800-637-8255)
PORTFOLIO MANAGERS                          anytime from a touch-tone
Steven R. Gorham*                           telephone.
Frederick J. Simmons*
                                            WORLD WIDE WEB
TREASURER                                   www.mfs.com
James O. Yost*

ASSISTANT TREASURERS
Mark E. Bradley*
Robert R. Flaherty*
Laura F. Healy*
Ellen Moynihan*

+ Independent Trustee
*MFS Investment Management

MFS(R) International Investors Trust                          -------------
                                                                PRSRT STD
[logo] MFS{R)                                                  U.S. Postage
INVESTMENT MANAGEMENT                                             Paid
                                                                  MFS
                                                              -------------
500 Boylston Street
Boston, MA 02116-3741

(C)2001 MFS Investment Management(R).
MFS(R)investment products are offered through MFS Fund Distributors, Inc.,
500 Boylston Street, Boston, MA 02116.
                                                 MII-2 7/01 18.6M 87/287/387/887